UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

RELIV’ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19932	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial Boulevard	Chesterfield, Missouri 63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 537-9715

                Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth Registrant as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth Registrant     ☐

If an emerging growth Registrant, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	RELV	NASDAQ Capital Market

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 5, 2020, the Registrant entered into a $4,000,000 term loan agreement, promissory note and related documents with Enterprise Bank and Trust. The term loan is for a period of five years, with a fixed interest rate of 4.25%, and requires monthly payments of principal and interest under a twenty-year amortization, with a balloon payment for the outstanding balance due and payable at the end of the term.

Borrowings under the term loan agreement are secured by all of the Registrant’s tangible and intangible assets and by a mortgage on the real estate of the Registrant’s headquarters facility. In addition, the term loan is secured by a personal guarantee(s) by three of the Registrant’s significant shareholders (“Guarantors”). In consideration for the personal guarantee(s), the Registrant will pay a one-time aggregate payment of $200,000 to be shared among the Guarantors.

Proceeds from the term loan agreement were used to pay off the Registrant’s $500,000 outstanding revolving line of credit balance with Enterprise Bank and Trust and to fund the loan guarantor payments. The remaining term loan proceeds are to fund our anticipated stock split transactions as described in the Form 8-K filed by the Registrant on October 19, 2020, as well as provide funds for general working capital purposes.

The foregoing description of the loan agreement and promissory note is qualified in its entirety by reference to the Agreement and Note filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

10.1

Loan Agreement between Enterprise Bank and Trust and Reliv International, Inc., Reliv World Corporation, Reliv, Inc., SL Technology, Inc., and Chesterfield Partners LLC dated November 5, 2020 (filed herewith).

10.2

Promissory Note between Enterprise Bank and Trust and Reliv International, Inc., Reliv World Corporation, Reliv, Inc., SL Technology, Inc., and Chesterfield Partners LLC dated November 5, 2020 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Reliv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on November 9, 2020.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer

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